                              The RBB Fund, Inc.

                     n/i numeric investors Micro Cap Fund
                       n/i numeric investors Growth Fund
                      n/i numeric investors Mid Cap Fund
                  n/i numeric investors Larger Cap Value Fund
                  n/i numeric investors Small Cap Value Fund

                        Supplement dated March 14, 2000
                     to Prospectus dated December 1, 1999

     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     The Board of Directors of the RBB Fund, Inc. (the "Company") has approved the proposed liquidation and dissolution of the n/i numeric investors Larger Cap Value Fund (the "Fund"). The proposed liquidation and dissolution will be submitted to a vote of shareholders of the Fund during the second quarter of 2000. If it is approved, the Fund will be dissolved and its assets distributed to shareholders.

     The Fund may invest substantially (and possibly exclusively) in money market securities and cash if the Fund's assets are reduced below a level at which the Adviser believes it can continue to manage a diversified equity portfolio. This could prevent the Fund from achieving its investment objective, and could reduce the FUnd's return and adversely affect its performance during a market upswing.

     The Company will no longer accept requests to purchase shares of the n/i numeric investors Larger Cap Value Fund effective March 14, 2000.